SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Consent Solicitation Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Xerox Corporation
(Name of Registrant as Specified In Its Charter)

CARL ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
JONATHAN CHRISTODORO
KEITH COZZA
JAFFREY (JAY) A. FIRESTONE
RANDOLPH C. READ
DARWIN DEASON
MENDA CONSULTING LLC
GIOVANNI VISENTIN
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 26, 2018, Carl C. Icahn sent out the following Tweets relating to Xerox Corporation under the Twitter handle @Carl_C_Icahn (https://twitter.com/Carl_C_Icahn):

"I just want to thank all the $XRX shareholders that have already reached out to discuss our deck on rescuing and revitalizing the company [SEC Legend: https://www.sec.gov/Archives/edgar/data/108772/000092846418000016/xrxdfan14a031418.htm]"

"I also want to encourage all $XRX shareholders to read the Barclays analyst report that was published on Tuesday [SEC Legend: https://www.sec.gov/Archives/edgar/data/108772/000092846418000016/xrxdfan14a031418.htm]"

"It's an independent analysis that proves (1) $XRX shareholders "deserve better" (2) "the current deal undervalues the company (and provides no premium to shareholders)" and (3) "Icahn's alternatives…would be a better idea in comparison" [SEC Legend: https://www.sec.gov/Archives/edgar/data/108772/000092846418000016/xrxdfan14a031418.htm]"

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL ICAHN, DARWIN DEASON AND THEIR RESPECTIVE AFFILIATES FROM THE SHAREHOLDERS OF XEROX CORPORATION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BETWEEN XEROX CORPORATION AND FUJIFILM HOLDINGS CORPORATION (THE "TRANSACTION") AND/OR FOR USE AT THE 2018 ANNUAL MEETING OF SHAREHOLDERS OF XEROX CORPORATION (THE "ANNUAL MEETING") WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY RELATED TO THE TRANSACTION AND/OR THE ANNUAL MEETING WILL BE MAILED TO SHAREHOLDERS OF XEROX CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL ICAHN, DARWIN DEASON AND THEIR RESPECTIVE AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 14, 2018 (THE "SCHEDULE 14A"). EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN XEROX CORPORATION OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF XEROX CORPORATION.